Dated 8th day of February, 2005


                                     Form of


                           Executive Services Contract


                                     between


                             Global Pharmatech, Inc.


                                       and


                                   Lianqin Qu

This Contract was made between the following two parties on 8th February, 2005:

(1) Global Pharmatech, Inc., duly incorporated under the laws of the State of Delaware ("Party A"); and

(2) Lianqin Qu ("Party B").

      Both parties have entered into the following agreement through friendly negotiations on the principle of equality and mutual benefits in order to confirm and regulate the relationship between Party A as the appointor and Party B as the appointee in respect of the service.

                              Article 1 Appointment

1.1 Party A shall appoint Party B as Director and Chairperson of the Board of directors (the "Board") in accordance with the terms of this Contract.

1.2 Party B agrees to be appointed as Director and Chairperson of the Board of directors (the "Board") in accordance with the terms of this Contract.

                                Article 2 Duties

2.1 Party B's duties, powers and responsibilities as Director and Chairperson of the Board shall be those which are customary for such position, as may be determined from time to time by the Board. Party B shall report to the Board, and agrees to perform and discharge such duties well and faithfully and to be subject to the supervision and direction of the Board.

2.2 The position of Director and Chairperson of the Board is a full-time position. Party B agrees to devote full time effort, attention, and energies to this position, and will not render any professional services or engage in any activity that might be competitive with, adverse to the best interest of, or create the appearance of a conflict of interest with Party A.

2.3 Party B agrees to abide by the policies, rules and regulations of Party A as they may be amended from time to time.

                             Article 3 Remuneration

3.1 From the Effective Date, the remuneration to be received by Party B for the performance of his services under this Contract shall be US$3,000 per month, to be paid monthly.

3.2 Party B shall be granted the option to purchase Party A's stock of 100,000 shares under the terms of the applicable stock option plan then in effect, upon the achievement of working goals as determined by the Board.

                            Article 4 Non-Competition

4.1 Unless the relevant competition is made known to the public and (if required) approved by the relevant regulatory authorities, Party B warrants that during the term of his appointment as Party A's outside director, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes in business with Party A or subsidiaries and branch companies of Party A ("Party A's Group"), or accept any capacity or position offered by any company or individual who competes in business with any member of Party A's Group.

                       Article 5 Confidentiality Liability

5.1 Party B is aware that he will gain access to secret information possessed by members of Party A's Group and/or kept in custody by members of Party A's Group (hereinafter referred to as "Confidential Information") in the performance of his duties hereunder, including but not limited to, documents, materials, data, information, plans and insider information. Party B confirms that such Confidential Information is solely owned by members of Party A's Group and/or is kept in custody by members of Party A's Group.

5.2 Whether during the term of this Contract or within any time after the termination of Party B's appointment as Party A's director, Party B warrants that (except such Confidential Information may be disclosed to the public not in violation of the confidentiality undertaking under this Contract):

      (a) Party B shall not divulge or disclose the Confidential Information to any third party in any way, with the exception of any Confidential Information which Party B must disclose to the relevant employees of members of Party A's Group and the professional personnel employed by members of Party A's Group for the performance of his obligations hereunder and any Confidential Information the disclosure of which is authorized by the board of directors or is ordered by a court of competent jurisdiction;

      (b) Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of his friends and relatives or any third party without Party A's permission; or

      (c)   Party  B  shall  take  all   necessary   measures   to  prevent  the
            Confidential Information from spreading or disclosure to any third party without Party A's permission.

5.3 Upon the expiry of this Contract or earlier termination of Party B's appointment, Party B shall immediately, completely and effectively return to Party A all the information relating to the business of members of Party A's Group (including, but not limited to, Party A's documents, personal notes, records, reports, handbooks, drawings, forms, computer diskettes and tapes) within Party B's possession or under his control whether or not the same was originally supplied to Party B by Party A.

5.4 Party B agrees that various intellectual rights formulated, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of various intellectual rights which are not formulated, developed, created and made by him during his working hours with the use of any assets or resources belonging to Party A.

                      Article 6 Termination of Appointment

6.1 When any one of the following events occurs to Party B, the appointment relationship between Party A and Party B herein shall be immediately and automatically terminated (unless otherwise decided by the board of directors):

      (a) Party B is prohibited by any laws, regulations, rules, practice directions or practice rules from taking up the position hereunder or Party B loses the qualifications required by the position hereunder;

      (b) if due to health reasons, Party B is unable to fully perform his duties hereunder for three months;

      (c) Party B commits any serious breach and/or repeated and/or continual breach of any of Party B's obligations hereunder;

      (d) Party B is guilty of any serious misconduct or serious neglect in the discharge of Party B's duties hereunder;

      (e) Party B's actions or omissions bring the name or reputation of Party A or any member of Party A's Group into serious disrepute or prejudices the business interests of Party A or other members of Party A's Group;

      (f) Party B is or has become of unsound mind or shall be or become a patient for the purpose of any laws relating to mental health;

      (g) Party B is sued for criminal liability or convicted of any criminal offence other than an offence which in the reasonable opinion of the board of directors of Party A does not affect Party B's position as appointed herein (bearing in mind the nature of the duties in which Party B is appointed and the capacities in which Party B is appointed);

      (h) Party B is removed from the office of the position by the board of directors of Party A.

      (i) Party B leaves the service according to the articles of association of Party A; or

      (j) Party B fails to attend the board of directors' meeting of Party A in person consecutively for three times.

6.2 In addition to the aforesaid provisions of Article 6.1, Party A may also discharge the appointment relationship between Party A and Party B by giving notice in writing to Party B when any one of the following events occurs:

      (a) Party B is unable to substantially perform his duties hereunder due to health reasons, within any twelve-month period for a cumulative total of two hundred and sixty-five working days. Then, Party A may at any time discharge Party B from the post by giving Party B a fourteen-day written notice of discharge.

      (b) Party B is in breach of his obligations or the provisions of this Contract and does not repent after warning has been given by Party A.

      (c) Damage or loss has been caused to Party A due to Party B's wilful or material default in the performance of his duties hereunder.

      Any delay by Party A in exercising such right of termination shall not constitute a waiver thereof.

6.3 If the appointment relationship between both parties herein is terminated due to the occurrence of any of the events referred to in Article 6.1 or 6.2 above, such termination shall not affect Party A's rights herein against Party B and the provisions of Articles 4 and 5 hereof shall still be applicable.

6.4 Party B shall not, during the continuance of his appointment or within a period of one year after the termination thereof, either on his own behalf or on behalf of any other person, entice away from any member of Party A's Group any employee, worker, manager or director of any member of Party A's Group, whether or not such person would commit any breach of his contract of appointment with any member of Party A's Group by reason of his leaving service.

                     Article 7 Effectiveness of the Contract

This Contract shall become effective after signing by both parties.

                          Article 8 Additional Clauses

8.1 The heading of each Article hereof is inserted for the purpose of convenience only and shall not prejudice the meaning or construction of the provisions hereof.

8.2 This Contract shall have two copies. Party A and Party B shall each hold one copy which shall have the same effect.

In view of the above, Party A and Party B have signed this Contract.


Party A:


For and on behalf of
Global Pharmatech, Inc


/s/ Xiaobo Sun
------------------------
Name: Xiaobo Sun
Title: President and CEO


Party B:  Lianqin Qu


 /s/ Lianqin Qu
------------------------